Note F - Note Receivable	12 Months Ended
Dec. 31, 2022
Notes to Financial Statements
Notes Receivable [Text Block]

NOTE F—NOTE RECEIVABLE

During the third quarter of 2020, the Company loaned $295,000 as an advance to Technology Transfer Institute (“TTI”) to aid in fulfilling the African contracts. The note did not bear any interest if paid within the nine (9) monthly installments beginning December 31, 2020. The note bore a default rate of 5%. Due to the ongoing delays in payment, the Company reserved $186,000 of the note as an allowance. On February 17, 2022, the Company amended the note to modify the payment terms to provide for lower monthly payments, with an updated maturity date on or before December 6, 2023. On May 5, 2022, the Company amended the note to modify the payment terms to eight biweekly installments of $1,000 beginning February 25, 2022, nineteen consecutive monthly installments of $15,000 beginning on July 6, 2022, and $2,000 on or before February 6, 2024. Currently, the payments are several months behind schedule. Due to the delay in payments, the Company has increased the allowance for the remainder of the balance owed under the note. We are continuing to pursue payment and expect that we will start to receive funds in the second quarter of 2023. A member of our board of directors served as Chief Executive Officer of TTI until August 12, 2020.

	December 31,	December 31,
	2022	2021

Note receivable	$195,000	$295,000
Repayment of note	(9,000)	-
Allowance for doubtful account	(186,000)	(100,000)
Note receivable, net of allowance	-	195,000
Current portion, net of allowance	$-	$82,000
Noncurrent portion, net of allowance	$-	$113,000